                          MASSACHUSETTS INVESTORS TRUST

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

PORTFOLIO MANAGERS

The fund is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and T. Kevin Beatty, a Vice President of MFS. Mr. Laupheimer has been a portfolio manager of the fund since 1992 and has been employed in the investment management area of MFS since 1981. Mr. Beatty has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of MFS since 2002. Prior to joining MFS, Mr. Beatty was an Equity Analyst and Sector Head at State Street Research Management Co., where he was employed from 1999 to 2002. Mr. Laupheimer has announced his retirement from MFS effective on or about May 31, 2005. Effective May 1, 2005, Nicole M. Zatlyn, a Vice President of MFS, will become a portfolio manager of the fund. Ms. Zatlyn has been employed in the investment management area of MFS since 2001. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 3, 2005.